Exhibit 99.2

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                         March 31,
                                                                    -------------------
                                                                    2004           2003
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,838,287    $ 1,584,183
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,176,215        965,041
    Other                                                          227,621        189,272
  Maintenance                                                       57,211         45,892
  Depreciation                                                      54,573         49,473
  Amortization                                                      29,291         57,299
  Amortization of rate reduction bonds                              42,999         39,200
  Taxes other than income taxes                                     77,589         73,974
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,665,499      1,420,151
                                                               -----------    -----------
Operating Income                                                   172,788        164,032
Interest Expense:
  Interest on long-term debt                                        32,738         32,940
  Interest on rate reduction bonds                                  25,695         27,861
  Other interest                                                     4,347          2,744
                                                               -----------    -----------
      Interest expense, net                                         62,780         63,545
                                                               -----------    -----------
Other Income, Net                                                    1,687            576
                                                               -----------    -----------
Income Before Income Tax Expense                                   111,695        101,063
Income Tax Expense                                                  42,863         39,469
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   68,832         61,594
Preferred Dividends of Subsidiaries                                  1,390          1,390
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change                67,442         60,204
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                        -              -
                                                               -----------    -----------
Net Income                                                     $    67,442    $    60,204
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative
    Effect of Accounting Change                                $      0.53    $      0.47
  Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.53    $      0.47
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              128,061,086    127,111,272
                                                               ===========    ===========




            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Twelve Months Ended
                                                                         March 31,
                                                                    -------------------
                                                                    2004           2003
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 6,323,261    $ 5,541,954
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    3,941,591      3,290,439
    Other                                                          938,786        743,722
  Maintenance                                                      243,349        257,067
  Depreciation                                                     209,489        202,905
  Amortization                                                     154,667        350,009
  Amortization of rate reduction bonds                             156,970        141,629
  Taxes other than income taxes                                    236,287        226,895
  Gain on sale of utility plant                                       -          (187,113)
                                                               -----------    -----------
       Total operating expenses                                  5,881,139      5,025,553
                                                               -----------    -----------
Operating Income                                                   442,122        516,401
Interest Expense:
  Interest on long-term debt                                       126,057        134,438
  Interest on rate reduction bonds                                 106,193        114,091
  Other interest                                                    13,342         18,640
                                                               -----------    -----------
      Interest expense, net                                        245,592        267,169
                                                               -----------    -----------
Other Income, Net                                                      675         58,401
                                                               -----------    -----------
Income Before Income Tax Expense                                   197,205        307,633
Income Tax Expense                                                  63,256        108,402
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  133,949        199,231
Preferred Dividends of Subsidiaries                                  5,559          5,559
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change               128,390        193,672
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                      (4,741)          -
                                                               -----------    -----------
Net Income                                                     $   123,649    $   193,672
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income Before Cumulative
    Effect of Accounting Change                                $      1.01    $      1.51
  Cumulative effect of accounting change,
    net of tax benefit                                                0.04            -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.97    $      1.51
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,486,189    128,673,373
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.





            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                 March 31,    December 31,
                                                                   2004          2003
                                                               ------------   -----------
                                                                 (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    76,050    $    37,196
  Unrestricted cash from counterparties                             70,905         46,496
  Restricted cash - LMP costs                                      123,681         93,630
  Special deposits                                                  35,477         79,120
  Investments in securitizable assets                              186,821        166,465
  Receivables, net                                                 727,378        704,893
  Unbilled revenues                                                117,121        125,881
  Fuel, materials and supplies, at average cost                    122,487        154,076
  Derivative assets                                                426,660        301,194
  Prepayments and other                                             57,413         63,780
                                                               -----------    -----------
                                                                 1,943,993      1,772,731
                                                               -----------    -----------
Property, Plant and Equipment:
  Electric utility                                               5,556,220      5,465,854
  Gas utility                                                      757,869        743,990
  Competitive energy                                               888,700        885,953
  Other                                                            224,972        221,986
                                                               -----------    -----------
                                                                 7,427,761      7,317,783
    Less:  Accumulated depreciation                              2,283,625      2,244,263
                                                               -----------    -----------
                                                                 5,144,136      5,073,520
  Construction work in progress                                    375,262        356,396
                                                                -----------   -----------
                                                                 5,519,398      5,429,916
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              2,904,249      2,974,022
  Goodwill                                                         319,986        319,986
  Purchased intangible assets, net                                  22,054         22,956
  Prepaid pension                                                  359,982        360,706
  Other                                                            451,364        428,567
                                                               -----------    -----------
                                                                 4,057,635      4,106,237
                                                               -----------    -----------

Total Assets                                                   $11,521,026    $11,308,884
                                                               ===========    ===========


                                                                 March 31,    December 31,
                                                                   2004          2003
                                                               ------------   -----------
                                                                 (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $    10,000    $   105,000
  Long-term debt - current portion                                  67,676         64,936
  Accounts payable                                                 839,865        768,783
  Accrued taxes                                                     66,192         51,598
  Accrued interest                                                  58,123         41,653
  Derivative liabilities                                           228,510        164,689
  Other                                                            238,975        249,576
                                                               -----------    -----------
                                                                 1,509,341      1,446,235
                                                               -----------    -----------
Rate Reduction Bonds                                             1,682,500      1,729,960
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,313,425      1,287,354
  Accumulated deferred investment tax credits                      101,713        102,652
  Deferred contractual obligations                                 455,995        469,218
  Regulatory liabilities                                         1,200,520      1,164,288
  Other                                                            243,239        247,526
                                                               -----------    -----------
                                                                 3,314,892      3,271,038
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,564,737      2,481,331
                                                               -----------    -----------
  Preferered Stock of Subsidiaries - Non-Redeemable                116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 150,562,489 shares issued and
    127,942,036 shares outstanding in 2004 and
    150,398,403 shares issued and 127,695,999 shares
    outstanding in 2003                                            752,812        751,992
   Capital surplus, paid in                                      1,110,094      1,108,924
   Deferred contribution plan - employee stock
    ownership plan                                                 (70,665)       (73,694)
   Retained earnings                                               857,197        808,932
   Accumulated other comprehensive income                           42,857         25,991
   Treasury stock                                                 (358,939)      (358,025)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,333,356      2,264,120
                                                               -----------    -----------
Total Capitalization                                             5,014,293      4,861,651
                                                               -----------    -----------

Total Liabilities and Capitalization                           $11,521,026    $11,308,884
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


                                Northeast Utilities and Subsidiaries
                                -------------------------------------

                                Consolidated Statements of Cash Flows
                                -------------------------------------

                                                                            Three Months Ended
                                                                                 March 31,
                                                                         ------------------------
                                                                            2004           2003
                                                                         ---------       --------
                                                                          (Thousands of Dollars)
Operating Activities:
  Income before preferred dividends of subsidiaries                      $  68,832      $ 61,594
  Adjustments to reconcile to net cash flows
   provided by operating activities:
    Depreciation                                                            54,573        49,473
    Deferred income taxes and investment tax credits, net                   20,028       (22,468)
    Amortization                                                            29,291        57,299
    Amortization of rate reduction bonds                                    42,999        39,200
    Amortization of recoverable energy costs                                10,189         6,269
    Increase/(decrease) in prepaid pension                                     724        (7,650)
    Regulatory (refunds)/overrecoveries                                     (7,330)       46,702
    Other sources of cash                                                    9,884         9,737
    Other uses of cash                                                     (61,176)      (38,766)
  Changes in current assets and liabilities:
    Restricted cash - LMP costs                                            (30,051)         -
    Unrestricted cash from counterparties                                  (24,409)      (17,936)
    Receivables and unbilled revenues, net                                 (13,725)       74,564
    Fuel, materials and supplies                                            31,589         8,622
    Investments in securitizable assets                                    (20,356)       23,149
    Other current assets (excludes cash)                                   (37,389)      (87,989)
    Accounts payable                                                        71,082       (88,484)
    Accrued taxes                                                           14,594       (56,908)
    Other current liabilities                                               87,245        69,338
                                                                         ---------     ---------
Net cash flows provided by operating activities                            246,594       125,746
                                                                         ---------     ---------
Investing Activities:
  Investments in plant:
    Electric, gas and other utility plant                                 (122,969)      (91,808)
    Competitive energy assets                                               (5,697)       (4,984)
                                                                         ---------     ---------
  Cash flows used for investments in plant                                (128,666)      (96,792)
  Other investment activities                                                6,551         6,571
                                                                         ---------     ---------
Net cash flows used in investing activities                               (122,115)      (90,221)
                                                                         ---------     ---------
Financing Activities:
  Issuance of common shares                                                  2,522         6,979
  Repurchase of common shares                                                 (915)      (23,209)
  Issuance of long-term debt                                                82,438        44,338
  Retirement of rate reduction bonds                                       (47,460)      (42,901)
  (Decrease)/increase in short-term debt                                   (95,000)       39,000
  Reacquisitions and retirements of long-term debt                          (6,405)      (14,324)
  Cash dividends on preferred stock of subsidiaries                         (1,390)       (1,390)
  Cash dividends on common shares                                          (19,177)      (17,469)
  Other financing activities                                                  (238)         (204)
                                                                         ---------     ---------
Net cash flows used in financing activities                                (85,625)       (9,180)
                                                                         ---------     ---------
Net increase in cash and cash equivalents                                   38,854        26,345
Cash and cash equivalents - beginning of period                             37,196        54,678
                                                                         ---------     ---------
Cash and cash equivalents - end of period                                $  76,050     $  81,023
                                                                         =========     =========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.